February 2023 / © 2023 Remitly Inc. 1 Investor Presentation Fourth Quarter 2022 Earnings February 22, 2023

February 2023 / © 2023 Remitly Inc. 2 Disclosures Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future operating results and financial position, including our fiscal year 2023 financial outlook, including forecasted fiscal year 2023 revenue and Adjusted EBITDA, anticipated future expenses and investments, expectations relating to certain of our key financial and operating metrics, our business strategy and plans, market growth, our market position and potential market opportunities, and our objectives for future operations. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, without limitation, risks and uncertainties related to: our ability to successfully execute our business and growth strategy, our ability to achieve and maintain future profitability, our ability to further penetrate our existing customer base and expand our customer base in existing and new corridors, our ability to expand into broader financial services, our ability to expand internationally, the effects of seasonal trends on our results of operations, the current inflationary environment, our expectations concerning relationships with third parties, including strategic, banking and disbursement partners, our ability to obtain, maintain, protect, and enhance our intellectual property and other proprietary rights, our ability to keep data and our technology platform secure, the success of any acquisitions or investments that we make, our ability to compete effectively, our ability to stay in compliance with applicable laws and regulations, our ability to buy foreign currency at generally advantageous rates, and the effects of changes to immigration laws, macroeconomic conditions and geopolitical forces on our customers and business operations. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results are included in our annual report on Form 10-K for the year ended December 31, 2022 to be filed with the SEC, which will be available on our website at https://ir.remitly.com and on the SEC’s website at www.sec.gov. The forward-looking statements in this presentation speak only as of the date of this presentation and except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. The guidance in this presentation is only effective as of the date given, February 22, 2023, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Distribution or reference of this deck following February 22, 2023 does not constitute re-affirming guidance by Remitly. Non-GAAP Financial Measures A reconciliation of GAAP to non-GAAP financial measures has been provided in the Appendix included in this presentation. An explanation of these measures is also included in the Appendix within this presentation under the heading “Non-GAAP Financial Measures.” We have not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because we cannot, without unreasonable effort, calculate certain reconciling items with confidence due to the variability, complexity and limited visibility of the adjusting items that would be excluded from forecasted Adjusted EBITDA. These items include but are not limited to income taxes and stock-based compensation expense, which are directly impacted by unpredictable fluctuations in the market price of our common stock.

February 2023 / © 2023 Remitly Inc. 4Q Strategic Overview 3 Matt Oppenheimer Co-Founder & CEO

February 2023 / © 2023 Remitly Inc. Resilient and predictable customer behavior Customer experience getting even better with scale Consistent track record of beating expectations/execution Focused on increasing returns on investments 4 Resilient customers, premium product and increasing returns on investments $191m4Q22 REVENUE Adjusted EBITDA is a non-GAAP measure. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. 41% YoY 4Q22 PROFITABILITY ($19m) GAAP Net Loss $7.5m Adjusted EBITDA

February 2023 / © 2023 Remitly Inc. 5 Customer peace of mind + premium experience 2,8362,836 3,042 3,419 4,188 3,818 +48% YoY Quarterly Active Customers (thousands) Revenue Contribution by Cohort Exceptionally strong acquisition at compelling unit economics Geographic expansion Continued customer loyalty and predictable transacting behavior—remittances are highly non-discretionary The vast majority of customers expect to send money at the same frequency or more often than they did in the past year (Feb. 2023 Remitly customer survey results) Strong new customer acquisition and high retention

February 2023 / © 2023 Remitly Inc. High return investments drive sustainable growth and enhance customer loyalty and engagement 6 New customer acquisition Geographical expansion Driving efficient customer growth Remittance product enhancements Complementary new products Driving higher retention and engagement

February 2023 / © 2023 Remitly Inc. Customer acquisition enabled by sophisticated and localized marketing 7 Brand awareness Scale drives increasing word of mouth Localization at scale

February 2023 / © 2023 Remitly Inc. Expanding into growth markets; entered key UAE market in January 8 +4,300 corridors ~4.0b bank accounts +435k cash pickup locations ~1.1b mobile wallets +170 Countries & Territories Data as of 12/31/22. https://mapchart.net/world.html 4Q22: {"groups":{"#cc3333":{"label":"","paths":["United_States","Philippines","India","Mexico","Guatemala"," El_Salvador","Honduras","Colombia","Ecuador","Nicaragua","Peru","Dominican_Republic","Vietnam ","Nigeria","Argentina","Bolivia","Brazil","Chile","Costa_Rica","Paraguay","Uruguay","Ethiopia","Keny a","South_Africa","Pakistan","Panama","Tunisia","Rwanda","Senegal","Morocco","Albania","Nepal"," Bangladesh","Indonesia","Romania","Malaysia","Thailand","Poland","Algeria","Bulgaria","Croatia","Sr i_Lanka","Haiti","Ghana","Czechia","Egypt","Jamaica","Uganda","China","South_Korea","Moldova"," Ukraine","Armenia","Tanzania","Cote_d_Ivoire","Cameroon","Guyana","Georgia","Israel","Suriname" ,"Lithuania","Montenegro","Laos","Cambodia","Cyprus","Greece","Kosovo","North_Macedonia","Uzb ekistan","Benin","Togo","Gabon","Kyrgyzstan","Jordan","Bahamas","Gambia","Guinea","Sierra_Leon e","Burundi","Myanmar","Zambia","Malawi","Fiji","Estonia","Madagascar","Slovakia","Japan","Sloveni a","Latvia","Malta","Andorra","Monaco","Iceland","Zimbabwe","Equatorial_Guinea","Guinea_Bissau", "Samoa","Congo","Mauritius","Kazakhstan","Mozambique","Bosnia_and_Herzegovina","Djibouti","M ongolia","Botswana","Cabo_Verde","Azerbaijan","Bhutan","Namibia","Turkmenistan","Liberia","DR_ Congo","Tajikistan","Lebanon","Eritrea","Mauritania","France","Brunei","Dominica","Trinidad_and_To bago","Antigua_and_Barbuda","Luxembourg","Timor_Leste","Saudi_Arabia","Hong_Kong","Lesotho" ,"Hungary","Qatar","Oman","Bahrain","Papua_New_Guinea","Kuwait","Belize","Switzerland","Solom on_Islands","Puerto_Rico","Serbia","Somalia","Vanuatu","Ireland","Türkiye","Germany","Austria","Fin land","Belgium","Italy","Spain","Netherlands","Norway","Denmark","Sweden","Portugal","Canada","A ustralia","United_Kingdom","Singapore","New_Zealand"]}},"title":"","hidden":["Prince_Edward_Island _CA","New_Brunswick_CA","Ontario_CA","British_Columbia_CA","Alberta_CA","Saskatchewan_CA ","Manitoba_CA","Quebec_CA","Yukon_CA","Nunavut_CA","Newfoundland_and_Labrador_CA","No rthwest_Territories_CA","Nova_Scotia_CA","USA_Wisconsin","USA_Montana","USA_Minnesota","U SA_Washington","USA_Idaho","USA_North_Dakota","USA_Michigan","USA_Maine","USA_Ohio","U SA_New_Hampshire","USA_New_York","USA_Vermont","USA_Pennsylvania","USA_Arizona","US A_California","USA_New_Mexico","USA_Texas","USA_Alaska","USA_Louisiana","USA_Mississippi" ,"USA_Alabama","USA_Florida","USA_Georgia","USA_South_Carolina","USA_North_Carolina","US A_Virginia","USA_Washington_DC","USA_Maryland","USA_Delaware","USA_New_Jersey","USA_C onnecticut","USA_Rhode_Island","USA_Massachusetts","USA_Oregon","USA_Hawaii","USA_Utah" ,"USA_Wyoming","USA_Nevada","USA_Colorado","USA_South_Dakota","USA_Nebraska","USA_K ansas","USA_Oklahoma","USA_Iowa","USA_Missouri","USA_Illinois","USA_Kentucky","USA_Arkan sas","USA_Tennessee","USA_West_Virginia","USA_Indiana","Scotland","Wales","England","Norther n_Ireland"],"background":"#fff","borders":"#000","legendFont":"Century Gothic","legendFontColor":"#000","legendBgColor":"#00000000","areBordersShown":true,"defaultCo lor":"#d1dbdd","labelsColor":"#6a0707","strokeWidth":"medium","areLabelsShown":true,"usaStatesS hown":false,"canadaStatesShown":false,"splitUK":false,"legendPosition":"bottom_left","legendSize":" medium","legendStatus":"show","scalingPatterns":true,"legendRowsSameColor":true,"legendColum nCount":1} Updated 4Q22: {"groups":{"#cc3333":{"label":"","paths":["United_States","Philippines","I ndia","Mexico","Guatemala","El_Salvador","Honduras","Colombia","Ecu ador","Nicaragua","Peru","Dominican_Republic","Vietnam","Nigeria","Ar gentina","Bolivia","Brazil","Chile","Costa_Rica","Paraguay","Uruguay","E thiopia","Kenya","South_Africa","Pakistan","Panama","Tunisia","Rwand a","Senegal","Morocco","Albania","Nepal","Bangladesh","Indonesia","Ro mania","Malaysia","Thailand","Poland","Algeria","Bulgaria","Croatia","Sri _Lanka","Haiti","Ghana","Czechia","Egypt","Jamaica","Uganda","China" ,"South_Korea","Moldova","Ukraine","Armenia","Tanzania","Cote_d_Ivoi re","Cameroon","Guyana","Georgia","Israel","Suriname","Lithuania","Mo ntenegro","Laos","Cambodia","Cyprus","Greece","Kosovo","North_Mace donia","Uzbekistan","Benin","Togo","Gabon","Kyrgyzstan","Jordan","Ba hamas","Gambia","Guinea","Sierra_Leone","Burundi","Myanmar","Zamb ia","Malawi","Fiji","Estonia","Madagascar","Slovakia","Japan","Slovenia" ,"Latvia","Malta","Andorra","Monaco","Iceland","Zimbabwe","Equatorial_ Guinea","Guinea_Bissau","Samoa","Congo","Mauritius","Kazakhstan"," Mozambique","Bosnia_and_Herzegovina","Djibouti","Mongolia","Botswa na","Cabo_Verde","Azerbaijan","Bhutan","Namibia","Turkmenistan","Lib eria","DR_Congo","Tajikistan","Lebanon","Eritrea","Mauritania","France" ,"Brunei","Dominica","Trinidad_and_Tobago","Antigua_and_Barbuda"," Luxembourg","Timor_Leste","Saudi_Arabia","Hong_Kong","Lesotho","H ungary","Qatar","Oman","Bahrain","Papua_New_Guinea","Kuwait","Beli ze","Switzerland","Solomon_Islands","Puerto_Rico","Serbia","Somalia"," Vanuatu","Ireland","Türkiye","Germany","Austria","Finland","Belgium","It aly","Spain","Netherlands","Norway","Denmark","Sweden","Portugal","C anada","Australia","United_Kingdom","Singapore","New_Zealand","Gre enland","French_Guiana"]}},"title":"","hidden":["Prince_Edward_Island_ CA","New_Brunswick_CA","Ontario_CA","British_Columbia_CA","Albert a_CA","Saskatchewan_CA","Manitoba_CA","Quebec_CA","Yukon_CA", "Nunavut_CA","Newfoundland_and_Labrador_CA","Northwest_Territori es_CA","Nova_Scotia_CA","USA_Wisconsin","USA_Montana","USA_M innesota","USA_Washington","USA_Idaho","USA_North_Dakota","USA _Michigan","USA_Maine","USA_Ohio","USA_New_Hampshire","USA_ New_York","USA_Vermont","USA_Pennsylvania","USA_Arizona","USA _California","USA_New_Mexico","USA_Texas","USA_Alaska","USA_Lo uisiana","USA_Mississippi","USA_Alabama","USA_Florida","USA_Geor gia","USA_South_Carolina","USA_North_Carolina","USA_Virginia","US A_Washington_DC","USA_Maryland","USA_Delaware","USA_New_Jer sey","USA_Connecticut","USA_Rhode_Island","USA_Massachusetts"," USA_Oregon","USA_Hawaii","USA_Utah","USA_Wyoming","USA_Nev ada","USA_Colorado","USA_South_Dakota","USA_Nebraska","USA_K ansas","USA_Oklahoma","USA_Iowa","USA_Missouri","USA_Illinois"," USA_Kentucky","USA_Arkansas","USA_Tennessee","USA_West_Virgi nia","USA_Indiana","Scotland","Wales","England","Northern_Ireland"],"b ackground":"#fff","borders":"#000","legendFont":"Century Gothic","legendFontColor":"#000","legendBgColor":"#00000000","areBo rdersShown":true,"defaultColor":"#d1dbdd","labelsColor":"#6a0707","str okeWidth":"medium","areLabelsShown":true,"usaStatesShown":false,"c anadaStatesShown":false,"splitUK":false,"legendPosition":"bottom_left", "legendSize":"medium","legendStatus":"show","scalingPatterns":true,"le gendRowsSameColor":true,"legendColumnCount":1}

February 2023 / © 2023 Remitly Inc. Our revenue mix has become more globally diversified 2020 v. 2022 Revenue Mix 9 2020 2022 $199m 77% CAGR USA Canada Rest of World $30m $28m $473m $80m $101m CAGR 54% 64% 89%

February 2023 / © 2023 Remitly Inc. 10 In 2022, 25% of customers resolved issues via self help vs. 4.7% in 2016 - How about this: Use of self help has increased 5x since 2016 90% of transactions delivered in less than an hour - X% of transactions are express (either 4Q or 2022 data) Perfect Delivery Promise has improved 200 bps since 2018 Delivering a more premium customer experience as we scale Speed >90% of customer transactions disbursed in less than an hour1,2 Premium experience leads to high retention Reliability Platform Availability 99.94%1 1. Remitly internal data for 4Q 2022. 2. Disbursement speed reflects the time between when Remitly has the customer funds and when the funds are successfully disbursed (e.g. completed or available for pickup)

February 2023 / © 2023 Remitly Inc. Incredible opportunity to drive even more customer loyalty 11 Solving complementary problems to the remittance problem we’re already solving Narrowing focus Increased customer value Long-term customer engagement Highly defensible competitive advantage

February 2023 / © 2023 Remitly Inc. In 2023, we plan to continue to execute strongly toward our Strategic Priorities and delivering long-term returns $257.0 12 New customer acquisition Geographical expansion Remittance product enhancements Complementary new products Highly disciplined on CAC with variability depending on unit economics and competitive market dynamics Enter new markets efficiently and continue penetration of existing markets Deliver customer peace of mind with a flawless remittance experience and drive improved customer behavior/margins Solve problems unique to our remittance customers driving additional engagement/loyalty

February 2023 / © 2023 Remitly Inc. Vision To transform the lives of immigrants and their families by providing the most trusted financial services on the planet. 13

February 2023 / © 2023 Remitly Inc. 14 4Q Financial Results Hemanth Munipalli CFO

February 2023 / © 2023 Remitly Inc. 4Q — Strong financial performance SCALE 4.2m 48% growth in quarterly active customers over 4Q 2021 $8.1b 35% growth in send volume over 4Q 2021 REVENUE $191m 41% growth in revenue over 4Q 2021 15 PROFITABILITY ($19m) GAAP Net Loss $7.5m Adjusted EBITDA Adjusted EBITDA is a non-GAAP measure. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix.

February 2023 / © 2023 Remitly Inc. 1. Other operating expenses are non-GAAP measures and include non-GAAP customer support and operations expense, non-GAAP general and administrative expense and non-GAAP technology and development expense. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix $257.0 4Q22 Year-over-Year Change Execution Wins Macro Factors Revenue Growth 41% ● High retention ● Strong new customer acquisition ● Geographic expansion from prior periods Some favorability from strong developed market currencies Transaction Expense as a % of Revenue 410 bps ● Advances in our approach to fraud prevention ● Reducing costs across pay in and disbursement network Non-GAAP Marketing Expense as a % of Revenue 660 bps ● Brand awareness and word of mouth effects ● CAC efficiencies particularly outside North America ● Localized digital marketing Advertising market less competitive than expected Non-GAAP Other Operating Expenses as a % of Revenue1 G&A 150 bps T&D 270 bps Q4 2022 benefited from strong execution and some favorable macro factors 16 DESIGN TWEAKS PENDING CONTENT APPROVAL ● G&A expense discipline ● Investments in high ROI initiatives such as product enhancements and complementary new products

February 2023 / © 2023 Remitly Inc. 17 Deliver Scale Efficiencies in Other Opex1 Strong Revenue Growth Note: $ in millions 1 Non-GAAP operating expenses include non-GAAP customer support and operations expense, non-GAAP general and administrative expense and non-GAAP technology and development expense. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. Four key focus areas to drive sustainable, long-term returns YoY % Growth 69% 49% 42% 40% 41% Drive Marketing Efficiency % of Revenue 27% 29% 26% 24% 21% % of Revenue 42% 41% 39% 41% 38% Improve Transaction Expense % of Revenue 36% 38% 39% 37% 38%

February 2023 / © 2023 Remitly Inc. 2023 Outlook Strong revenue growth and scale efficiencies enabling higher returns Key 2023 Expectations ● Macro and FX environment stable to 4Q22 ● Sustained marketing efficiencies in relatively stable advertising market ● Improved scale efficiencies; continued investments in product enhancements and complementary new products $860m-$880m 2023E Revenue 32% to 35% YoY growth — Breakeven-$10m 2023E Adjusted EBITDA 18 Note: This guidance is only effective as of the date given, February 22, 2023, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Distribution or reference of this deck following February 22, 2022 does not constitute re-affirming guidance.

February 2023 / © 2023 Remitly Inc. Complementary new products Remittance product enhancements Geographical expansion New customer acquisition Strong balance sheet to fund strategic growth priorities As of 12/31/22 ~$300m Cash 19 $0m Debt

February 2023 / © 2023 Remitly Inc. Q & A 20

February 2023 / © 2023 Remitly Inc. “ James Remitly user since 2022 Sends money from USA to Kenya It is an easy, efficient, and fast way to send money. I would recommend it - and have done so - to others.

February 2023 / © 2023 Remitly Inc. Appendix 22

February 2023 / © 2023 Remitly Inc. Some of the financial information and data contained in this presentation, such as Adjusted EBITDA and non-GAAP operating expenses, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). We regularly review our key business metrics and non-GAAP financial measures to evaluate our performance, identify trends affecting our business, prepare financial projections, and make strategic decisions. We believe that these key business metrics and non-GAAP financial measures provide meaningful supplemental information for management and investors in assessing our historical and future operating performance. Adjusted EBITDA and non-GAAP operating expenses are key output measures used by our management to evaluate our operating performance, inform future operating plans, and make strategic long-term decisions, including those relating to operating expenses and the allocation of internal resources. Remitly believes that the use of Adjusted EBITDA and non-GAAP operating expenses provides additional tools to assess operational performance and trends in, and in comparing Remitly’s financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. Remitly’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with Remitly’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this presentation for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP. We calculate Adjusted EBITDA as net loss adjusted by (i) interest (income) expense, net, (ii) provision for income taxes, (iii) noncash charge of depreciation and amortization, (iv) gains and losses from the remeasurement of foreign currency assets and liabilities into their functional currency, (v) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment, (vi) noncash stock-based compensation expense, net, and (vii) certain transaction and integration costs associated with acquisitions. We calculate non-GAAP operating expenses as our GAAP operating expenses adjusted by (i) noncash stock-based compensation expense, net, (ii) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment, as well as (iii) certain transaction and integration costs associated with acquisitions. 23 Non-GAAP Financial Measures

February 2023 / © 2023 Remitly Inc. Reconciliation of operating expenses to non-GAAP operating expenses (in thousands) 4Q 2022 3Q 2022 2Q 2022 1Q 2022 4Q 2021 Customer support and operations $19,239 $18,142 $16,855 $13,870 $13,090 Excluding: Stock-based compensation expense, net 220 226 277 93 76 Non-GAAP customer support and operations $19,019 $17,916 $16,578 $13,777 $13,014 Marketing $43,163 $43,337 $43,849 $40,621 $38,267 Excluding: Stock-based compensation expense, net 3,363 3,352 2,765 1,032 1,118 Non-GAAP marketing $39,800 $39,985 $41,084 $39,589 $37,149 Technology and development $42,883 $36,178 $36,083 $23,575 $19,128 Excluding: Stock-based compensation expense, net 15,461 13,238 13,649 4,072 3,409 Non-GAAP technology and development $27,422 $22,940 $22,434 $19,503 $15,719 General and administrative $34,895 $35,504 $37,509 $23,342 $23,512 Excluding: Stock-based compensation expense, net 8,369 8,929 15,850 4,397 3,448 Excluding: Donation of common stock - 1,972 - - - Excluding: Transaction costs 1,077 2,385 - - - Non-GAAP general and administrative $25,449 $22,218 $21,659 $18,945 $20,064 24 Non-GAAP Reconciliation

February 2023 / © 2023 Remitly Inc. 25 Non-GAAP Reconciliation Reconciliation of net loss to Adjusted EBITDA (in thousands) 4Q 2022 3Q 2022 2Q 2022 1Q 2022 4Q 2021 Net loss ($19,395) ($33,069) ($38,245) ($23,310) ($16,576) Add: Interest (income) expense, net (1,947) (1,070) (107) 277 (160) Provision for income taxes (434) 287 662 528 42 Depreciation and amortization 1,854 1,843 1,510 1,517 1,366 Foreign exchange gain (1,090) (1,815) (1,687) (669) (81) Donation of common stock - 1,972 - - - Stock-based compensation expense, net 27,413 25,745 32,541 9,594 8,051 Transaction costs 1,077 2,385 - - - Adjusted EBITDA $7,478 ($3,722) ($5,326) ($12,063) ($7,122) Revenue $191,032 $169,259 $157,255 $136,014 $135,255 Adjusted EBITDA margin 3.9% (2.2%) (3.4%) (8.9%) (5.3%)

February 2023 / © 2023 Remitly Inc. Thank you.